EXHIBIT 32.1

CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
AND BRIAN T. GLADDEN, SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Dell Inc. hereby certify that (a) Dell Inc.’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Dell Inc.

Date: March 18, 2010	/s/ MICHAEL S. DELL

Michael S. Dell
Chairman and Chief Executive Officer

Date: March 18, 2010	/s/ BRIAN T. GLADDEN

Brian T. Gladden
Senior Vice President and Chief Financial Officer